UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2025
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ICHOR HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct. Fremont, California	94538
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 897-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Transition of Chief Commercial Officer
On August 15, 2025, Ichor Holdings, Ltd. (the “Company”) announced that Christopher Smith will step down from his role as Chief Commercial Officer and transition to a new role as Strategic Advisor to the CEO, effective as of September 2, 2025 (the "Transition Date"). To provide for a smooth transition, Mr. Smith has agreed to remain with the Company for up to six months following the Transition Date. Mr. Smith’s transition is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
Appointment of Senior Vice President, Sales and Marketing
In connection with Mr. Smith's transition, the Company appointed David Lee as Senior Vice President, Sales and Marketing. Mr. Lee is expected to commence his duties with the Company on August 29, 2025.
Mr. Lee has 30 years of experience in the semiconductor manufacturing equipment industry and the associated supply chain. Mr. Lee has a demonstrated track record of building businesses with positive results in both revenue growth and profitable performance. Mr. Lee holds a Master’s Degree in Engineering Mechanics from Columbia University and a Bachelor’s Degree in Engineering Science from the United States Air Force Academy. Prior to starting his career in the semiconductor industry, Mr. Lee spent four years in the US Air Force as an aerospace engineer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: August 15, 2025	/s/ Greg Swyt
Greg Swyt
Chief Financial Officer